              --------------------------------------------------

                          CENTURION U.S. CONTRA FUND

              --------------------------------------------------

                     ANNUAL REPORT  |  SEPTEMBER 30, 2001



                                    [Graphic]


                             CENTURION FUNDS, INC.

           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

Dear Shareholder:
We are pleased to provide the annual report for the Centurion U.S. Contra Fund ("Portfolio") for the year ended September 30, 2001. Please note the information provided in this letter represents the opinion of the Centurion Trust Company ("CTC"), the Portfolio's manager, and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to page 8 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolio's holdings is as of September 30, 2001 and is subject to change. We hope you find this report to be useful and informative.

Performance of the Centurion U.S. Contra Fund/1 /
For the twelve months ended September 30, 2001, after taking the effect of the one for three reverse stock split which became effective December 18, 2000, the Portfolio's shares returned 366.57%. In comparison, the Standard & Poor's 500 Index ("S&P 500")/2/ returned negative 26.61% for the same period. Past performance is not indicative of future results.

U.S. Market Update
We believe that portions of the nation's economy may have begun a recession coincident with the presidential election in November 2000. The severe break in the NASDAQ stock market in early 2000 led many businesses, primarily young technology companies that were unable to secure additional financing, to contract their businesses and, in some cases, close their doors permanently. The impact of this trend began to reverberate through the entire economy in early 2001 and was one of the factors that led the U.S. Federal Reserve Board ("Fed") to undertake a dramatic easing of its monetary policy/3/. Traditionally, the stock market has responded quite positively to an accommodative Fed, but this year has proven to be an exception. Significant over-capacity in many telecommunications and technology goods led these industries to downsize their operations. This contraction led to a rise in unemployment and a reduction in consumer confidence. Prior to the events of September 11/th/, the equity market had already sustained a sharp bear market that, by some measures, was the most severe since the 1980's.

--------
1The performance figures shown above represent past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
2The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index. 3Easing of monetary policy refers to the reduction of the federal funds rate by the U.S. Federal Reserve Board. The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The federal funds rate often points to the direction of U.S. interest rates.


         1 Centurion Funds, Inc. | 2001 Annual Report to Shareholders

In the aftermath of the September 11/th/ terrorist attack, short-term interest rates plunged further to historically low levels. We believe the Fed acted prudently by dropping the federal funds rate ("fed funds rate")/4/ 50 basis points/5/ before the U.S. equity markets reopened on September 17/th/. We believe this rate reduction has given the markets tremendous liquidity, and the coordinated rate cut by the European Central Bank should benefit markets both here and abroad. Historically, turbulent events have been followed by increased returns of equity markets. For example, during the Gulf War Crisis, the Dow Jones was down 4.3% between the end of December and the middle of January 1991 but proceeded to rise almost 20% in the following two months. We anticipate that this market will also recover from the September 11/th/ attacks.

Investment Objective
The Portfolio seeks to provide a degree of protection against declines in the value of the U.S. equity allocation of certain assets custodied with our company. Credit Suisse Asset Management LLC ("CSAM") is the sub-adviser. CTC advises CSAM of the level and nature of downside protection desired by employing statistical and quantitative analysis.

CSAM seeks to provide returns that move counter to the direction of the broad-based U.S. equity marketplace, as measured by the S&P 500. CTC makes use of the Portfolio in combination with other asset class exposures with the objective of limiting downside return. CSAM invests primarily in S&P 500 put options, S&P 500 futures contracts and cash equivalents such as U.S. Treasury bills. CSAM actively manages their use of S&P 500 put options and futures contracts in an attempt to minimize the cost of delivering the desired degree of protection against marketplace declines. We are committed to our strategy regardless of market conditions and therefore will not invest the Portfolio's assets, in the aggregate, in anticipation of rising U.S. stock prices.

--------
4The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
5A basis point is 0.01% or one-hundredth of a percent.


         2 Centurion Funds, Inc. | 2001 Annual Report to Shareholders

In closing, thank you for investing in the Centurion U.S. Contra Fund. We are committed to seeking to provide you with competitive performance in the years ahead, and we look forward to serving your financial needs in the future.

Sincerely,

/s/ Gerard P. Dipoto, Jr.
Gerard P. Dipoto
Chairman

October 17, 2001



         3 Centurion Funds, Inc. | 2001 Annual Report to Shareholders

                          Centurion U.S. Contra Fund*


 Historical Performance



                         Net Asset Value
                        -----------------
                        Beginning   End    Income   Capital Gain   Total
    Year Ended           of Year  of Year Dividends Distributions Returns+
    -------------------------------------------------------------------------
    9/30/01              $10.86   $50.35    $0.13       $0.01      366.57%
    ------------------------------------------------------------------------
    9/30/00               22.65    10.86     0.66        0.00      (49.75)
    ------------------------------------------------------------------------
    12/7/98** - 9/30/99   30.00    22.65     0.00        0.00      (24.50)++
    ------------------------------------------------------------------------
      Total                                 $0.79       $0.01
    ------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns+

Year Ended 9/30/01                      366.57%
-----------------------------------------------
11/1/99** through 9/30/01                22.50
-----------------------------------------------

 Cumulative Total Return+

11/1/99-** through 9/30/01              77.03%
----------------------------------------------
 * The Portfolio's shares have been adjusted to reflect a 1 for 3 reverse stock split which became effective December 18, 2000.
 + Assumes the reinvestment of all dividends and capital gain distributions.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
** Commencement of operations.


         4 Centurion Funds, Inc. | 2001 Annual Report to Shareholders

 Historical Performance (unaudited)


                  Growth of $10,000 Invested in Shares of the
                          Centurion U.S. Contra Fund
                     vs. the Standard & Poor's 500 Index+

           --------------------------------------------------------

                        December 1998 -- September 2001

                                    [CHART]
                Centurion U.S. Contra Fund    Standard & Poor's 500 Index
12/7/1998                 10,000                         10,000
12/31/1998                 9,300                         10,000
3/99                       8,250                         10,498
6/30/1999                  6,780                         11,238
9/99                       7,550                         10,537
12/31/1999                 4,800                         12,104
3/00                       3,847                         12,381
9/00                       3,794                         11,935
3/2001                    11,145                          9,698
9/30/2001                 17,703                          8,760

+Hypothetical illustration of $10,000 invested in shares of the Fund on December 7, 1998 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through September 30, 2001. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


         5 Centurion Funds, Inc. | 2001 Annual Report to Shareholders

 Schedule of Investments                                     September 30, 2001



  FACE
 AMOUNT                              SECURITY                              VALUE
---------------------------------------------------------------------------------------
U.S. TREASURY BILL -- 1.6%
$1,315,000 U.S. Treasury Bill, 3.312% due 2/14/02+ (Cost -- $1,298,567) $ 1,298,567
-----------------------------------------------------------------------------------

CONTRACTS                            SECURITY                              VALUE
---------------------------------------------------------------------------------------
PURCHASED OPTIONS -- 98.4%
   150,000 S&P 500 Index, Put @ 1,325, Expire 12/01                      41,992,500
    89,000 S&P 500 Index, Put @ 1,450, Expire 12/01+                     35,951,550
-----------------------------------------------------------------------------------
           TOTAL PURCHASED OPTIONS
           (Cost -- $27,578,170)                                         77,944,050
-----------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $28,876,737*)                                       $79,242,617
-----------------------------------------------------------------------------------

+ Security has been segregated as collateral for futures contracts commitments.
* Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.



         6 Centurion Funds, Inc. | 2001 Annual Report to Shareholders

 Statement of Assets and Liabilities                         September 30, 2001


ASSETS:
  Investments, at value (Cost -- $28,876,737)                       $79,242,617
  Cash                                                               15,128,303
  Dividends and interest receivable                                      31,322
  Receivable for Fund shares sold                                       122,300
--------------------------------------------------------------------------------
  Total Assets                                                       94,524,542
--------------------------------------------------------------------------------
LIABILITIES:
  Payable to broker -- variation margin                                 376,300
  Management fee payable                                                 77,867
  Payable for Fund shares redeemed                                       35,012
  Administration fee payable                                              9,306
  Consulting fee payable                                                  3,626
  Accrued expenses                                                       15,452
--------------------------------------------------------------------------------
  Total Liabilities                                                     517,563
--------------------------------------------------------------------------------
Total Net Assets                                                    $94,006,979
--------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital stock                                             $1,867
  Capital paid in excess of par value                                46,865,348
  Accumulated net realized loss from options and futures contracts   (3,147,129)
  Net unrealized appreciation of investments and futures contracts   50,286,893
--------------------------------------------------------------------------------
Total Net Assets                                                    $94,006,979
--------------------------------------------------------------------------------
Shares Outstanding                                                    1,867,111
--------------------------------------------------------------------------------
Net Asset Value, per share                                               $50.35
--------------------------------------------------------------------------------


                      See Notes to Financial Statements.


         7 Centurion Funds, Inc. | 2001 Annual Report to Shareholders

 Statement of Operations                  For the Year Ended September 30, 2001


         INVESTMENT INCOME:
           Interest                                        $   644,816
         --------------------------------------------------------------
         EXPENSES:
           Management fee (Note 2)                             581,151
           Administration fee (Note 2)                          96,859
           Audit and legal                                      44,908
           Registration fees                                    24,500
           Consulting fees (Note 2)                             24,215
           Shareholder and system servicing fees                15,500
           Shareholder communications                           15,000
           Directors' fees                                      14,000
           Insurance                                            10,000
           Custody                                               1,000
           Other                                                 5,968
         --------------------------------------------------------------
           Total Expenses                                      833,101
         --------------------------------------------------------------
         Net Investment Loss                                  (188,285)
         --------------------------------------------------------------
         REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
         FUTURES CONTRACTS AND OPTIONS (NOTES 3, 5 AND 6):
           Realized Gain From:
            Futures contracts                                7,936,848
            Options purchased                               23,758,534
         --------------------------------------------------------------
           Net Realized Gain                                31,695,382
         --------------------------------------------------------------

        Change in Net Unrealized Appreciation of Investments
        and Futures Contracts:
         Beginning of year                                      3,855,980
         End of year                                           50,286,893
      ------------------------------------------------------------------
        Increase in Net Unrealized Appreciation                46,430,913
      ------------------------------------------------------------------
      Net Gain on Investments, Futures Contracts and Options   78,126,295
      ------------------------------------------------------------------
      Increase in Net Assets From Operations                  $77,938,010
      ------------------------------------------------------------------


                      See Notes to Financial Statements.


         8 Centurion Funds, Inc. | 2001 Annual Report to Shareholders

 Statements of Changes in Net Assets


                                              For the Years Ended September 30,

                                                        2001          2000
 -------------------------------------------------------------------------------
 OPERATIONS:
  Net investment income (loss)                      $   (188,285) $    504,124
  Net realized gain (loss)                            31,695,382   (18,385,444)
  Increase in net unrealized appreciation             46,430,913       556,665
 ------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations   77,938,010   (17,324,655)
 ------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                 (301,431)     (980,335)
  Net realized gains                                     (23,744)           --
 ------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to
    Shareholders                                        (325,175)     (980,335)
 ------------------------------------------------------------------------------
 FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                    17,617,751    22,612,972
  Net asset value of shares issued for
    reinvestment of dividends                            325,175       980,335
  Cost of shares reacquired                          (26,737,012)   (8,692,668)
 ------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Fund
    Share Transactions                                (8,794,086)   14,900,639
 ------------------------------------------------------------------------------
 Increase (Decrease) in Net Assets                    68,818,749    (3,404,351)

 NET ASSETS:
  Beginning of year                                   25,188,230    28,592,581
 ------------------------------------------------------------------------------
  End of year*                                      $ 94,006,979  $ 25,188,230
 ------------------------------------------------------------------------------
 * Includes undistributed net investment income of:           --      $301,431
 ------------------------------------------------------------------------------


                      See Notes to Financial Statements.


         9 Centurion Funds, Inc. | 2001 Annual Report to Shareholders

 Notes to Financial Statements



1. Significant Accounting Policies

The Centurion U.S. Contra Fund ("Portfolio"), a separate investment fund of the Centurion Funds, Inc. ("Fund"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of the Portfolio and two separate investment portfolios: Centurion U.S. Equity Fund and Centurion International Equity Fund. The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between bid and ask prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement

Centurion Trust Company ("Centurion") acts as the Portfolio's investment manager. The Portfolio pays Centurion a management fee calculated at an annual rate of 1.20% of the average daily net assets. This fee is calculated daily and paid monthly.


         10 Centurion Funds, Inc. | 2001 Annual Report to Shareholders

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as the Portfolio's administrator for which the Portfolio pays a fee calculated at an annual rate of 0.20% of the average daily net assets or a minimum of $50,000 depending upon which amount is greater. This fee is calculated daily and paid monthly.

Salomon Smith Barney Inc., another subsidiary of SSBH, through its Consulting Group, also receives a fee for consulting services at an annual rate of 0.05% of the average daily net assets. This fee is calculated daily and paid monthly.

Centurion has entered into a sub-advisory agreement with Credit Suisse Asset Management LLC ("CSAM"). Pursuant to the sub-advisory agreement, the sub-adviser is responsible for the day-to-day portfolio operations and investment decisions of the Portfolio. Centurion pays CSAM a sub-advisory fee of 0.85% of the average daily net assets. This fee is calculated daily and paid monthly.

3. Investments

During the year ended September 30, 2001, there was no security purchase or sale activity.

At September 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                       $50,365,880
Gross unrealized depreciation                                                --
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $50,365,880
--------------------------------------------------------------------------------

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


         11 Centurion Funds, Inc. | 2001 Annual Report to Shareholders

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities or cash equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At September 30, 2001, the Portfolio had the following open futures contracts:

                      # of                  Basis      Market    Unrealized
                    Contracts Expiration    Value      Value        Loss
    -----------------------------------------------------------------------
    Sold Contracts:
    S&P 500 Index      71       12/01    $18,446,688 $18,525,675  $(78,987)
    -----------------------------------------------------------------------

6. Option Contracts

Premiums paid when put or call options are purchased by the Portfolio represents investments which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sales will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.


         12 Centurion Funds, Inc. | 2001 Annual Report to Shareholders

At September 30, 2001, the Portfolio held purchased put options with a total cost of $27,578,170.

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended September 30, 2001, the Portfolio did not enter into any written call or put option contracts.

7. Reverse Stock Split

The Portfolio's shares have been adjusted to reflect a 1 for 3 reverse stock split which became effective December 18, 2000. The effect of the reverse stock split was to reduce the number of shares outstanding of the Portfolio while maintaining the Portfolio's and each shareholder's aggregate net asset value.

----------------------------------------------------------------------------------------
Net asset value before the split: $ 6.38 Shares outstanding before the split: 7,117,954
---------------------------------------------------------------------------------------
Net asset value after the split:   19.14 Shares outstanding after the split:  2,372,651
---------------------------------------------------------------------------------------


         13 Centurion Funds, Inc. | 2001 Annual Report to Shareholders

8. Shares of Capital Stock

At September 30, 2001, the Fund had 350,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                                           Year Ended         Year Ended
                                                       September 30, 2001 September 30, 2000
---------------------------------------------------------------------------------------------
Shares sold                                                 1,269,662          4,855,088
Shares issued on reinvestment                                  15,103            204,663
Net share reduction due to 1 for 3 reverse stock split     (4,745,303)                --
Shares reacquired                                          (1,624,410)        (1,893,857)
--------------------------------------------------------------------------------------------
Net Increase (Decrease)                                    (5,084,948)         3,165,894
--------------------------------------------------------------------------------------------


         14 Centurion Funds, Inc. | 2001 Annual Report to Shareholders

 Financial Highlights


For a share of capital stock outstanding throughout each year ended September
30,
unless otherwise noted:

  CENTURION U.S. CONTRA FUND/(1)/            2001/(2)/ 2000/(2)/ 1999/(2)(3)/
  -----------------------------------------------------------------------------
  Net Asset Value, Beginning of Year          $10.86    $22.65      $30.00
  --------------------------------------------------------------------------
  Income (Loss) From Operations:
    Net investment income (loss)/(4)/          (0.09)     0.27        0.51
    Net realized and unrealized gain (loss)    39.72    (11.40)      (7.86)
  --------------------------------------------------------------------------
    Total Income (Loss) From Operations        39.63    (11.13)      (7.35)
  --------------------------------------------------------------------------
  Less Distributions From:
    Net investment income                      (0.13)    (0.66)         --
    Net realized gains                         (0.01)       --          --
  --------------------------------------------------------------------------
    Total Distributions                        (0.14)    (0.66)         --
  --------------------------------------------------------------------------
  Net Asset Value, End of Year                $50.35    $10.86      $22.65
  --------------------------------------------------------------------------
  Total Return                                366.57%   (49.75)%    (24.50)%++
  --------------------------------------------------------------------------
  Net Assets, End of Year (000s)             $94,007   $25,188     $28,593
  --------------------------------------------------------------------------
  Ratios to Average Net Assets:
    Expenses/(4)(5)/                            1.71%     1.50%       1.50%+
    Net investment income (loss)               (0.39)     2.17       2.57+
  --------------------------------------------------------------------------
  Portfolio Turnover Rate                          0%        0%          0%
  --------------------------------------------------------------------------

(1) Per share amounts have been restated to reflect a 1 for 3 reverse stock split which became effective December 18, 2000.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from December 7, 1998 (commencement of operations) to September 30, 1999.
(4) The manager has waived a portion of its fees for the year ended September 30, 2000 and the period from December 7, 1998 (commencement of operations) to September 30, 1999. If such fees were not waived the per share decrease to net investment income and the actual expense ratios would have been as follows:

                              Per Share Decrease to   Expense Ratios
                              Net Investment Income Without Fee Waiver
                              --------------------- ------------------
          2000                        $0.02                2.00%
          1999                         0.03                2.02+

(5) As a result of a voluntary expense limitation, the expense ratio will not exceed 1.75%. Prior to November 28, 2000, the voluntary expense limitation was 1.50%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

         15 Centurion Funds, Inc. | 2001 Annual Report to Shareholders

 Independent Auditors' Report


The Shareholders and Board of Directors of
Centurion Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Centurion U.S. Contra Fund ("Portfolio") of Centurion Funds, Inc. ("Fund") as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period from December 7, 1998 (commencement of operations) to September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio of the Fund as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period from December 7, 1998 to September 30, 1999 in the conformity with accounting principles generally accepted in the United States of America.

                                                  /s/ KPMG LLP
New York, New York
October 26, 2001


         16 Centurion Funds, Inc. | 2001 Annual Report to Shareholders

 Tax Information (unaudited)


For Federal tax purposes the Portfolio hereby designates for the fiscal year ended September 30, 2001:
   . A total of 8.50% of the ordinary dividends paid by the Portfolio from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


         17 Centurion Funds, Inc. | 2001 Annual Report to Shareholders

  Centurion Funds, Inc.




  This report is submitted for the general information of the shareholders of the Centurion Funds, Inc.--Centurion U.S. Contra Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

  CENTURION FUNDS, INC.
  2425 East Camelback Road
  Suite 530
  Phoenix, AZ 85016-4200




  Salomon Smith Barney
  A member of the Citigroup [LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 CENTANN 10/01

                             CENTURION FUNDS, INC.

                           Centurion U.S. Equity Fund
                      Centurion International Equity Fund


                                 ANNUAL REPORT



                               September 30, 2001







 This report is authoriaed for distribution to shareholders and to others only when accompanied or preceded by a current prospectus of the Funds

Dear Shareholder:

We herein provide the annual report for the Centurion Funds, Inc. ("Fund") for the year ended September 30, 2001. In this report we summarized the period's prevailing economic and market conditions and outlined our portfolio strategies for the Centurion U.S. Equity Fund and Centurion International Equity Fund ("Portfolio(s)"). We hope you find this report to be useful and informative.

The Performance of the Centurion Funds
Total Returns for the Year Ended September 30, 2001

Centurion U.S. Equity Fund                  (24.02)%
Centurion International Equity Fund         (11.89)%

Shareholder Notice

Since the Funds never achieved the asset size to make them as successful as originally planned and that investment performance was not as successful as management hoped, management proposed and the Board approved, on October 22, 2001, the liquidation of the Portfolios.

Market Update

For much of the past twelve months, stock markets around the globe have been affected by escalating concerns over the slowing economy and disappointing corporate profits, particularly by many technology and telecommunications companies. The terror of September 11th darkened not only many homes and hearts, but also the global economic outlook.

U.S. Market

In an attempt to cushion the stock market decline the U.S. Federal Reserve Board ("Fed") aggressively lowered the federal funds rate ("fed funds rate")1 several times during the period. The terrorist attack on September 11/th/ precipitated the Fed's latest round of easing (i.e., short-term interest rate reductions). The first occurred on September 17/th/, the first day the U.S. stock market opened for trading after the attack, while the second was on October 2/nd/ (after the period ended), which brought the fed funds rate to 2.5%. At the commencement of the period, the fed funds rate was 6.5%.

Although the U.S. economy is now in a recession, we believe its long-term growth potential still remains high. We are optimistic that the mobilization of formidable policy efforts will stabilize the outlook sometime next year, led by a rebound in consumer confidence and investor appetite for risk. The more pertinent question, therefore, involves timing; will the U.S. economy sustain a quicker "V-shaped" recovery or will the recovery be slower and more "U-shaped." The impact that the terrorist attacks and the subsequent United States military response will have on consumer and corporate confidence and spending will undoubtedly play a significant part in

______________________

1 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

determining the velocity of the economy's recovery. We anticipate the Fed may further reduce short-term rates to 2.0% by the end of 2001 to help cushion the declines in the equity markets and minimize the declines in the overall economy. In addition to the monetary stimulus the Fed is providing, we expect further fiscal stimulus in the form of tax cuts and added spending from the U.S. government in the near future, which should also provide further impetus for an economic recovery next year.

Non-U.S. Markets

International equity markets seemed to become increasingly correlated to the U.S. equity market as the prospect of a slower economy and cascading equity markets spread throughout Europe. Similar to the U.S., previous high-flying technology, media and telecommunications stocks fared the worst during the period. The continued weakness of the euro added to corporate earnings pressure and further exacerbated a decline in many European stock prices. In response to the stock markets' weakness, the major central banks lowered short-term interest rates.

Even before the terrorist attacks in the United States, Japan's prospects for growth appeared dim. Japanese equities were generally flat or down during the period. Performance was influenced, in part, by: several negative profit forecasts, an increase in the unemployment rate, and an increase in bad bank loans. We believe the new downward forces in the global economy will probably add to Japan's near-term decline and delay any return to expansion.

The negative macroeconomic backdrop of slowing global economic growth and disappointing earnings from a number of industries, also resulted in weak performance by most equity emerging markets for the period. General macroeconomic frailty was further exacerbated by local currency weakness in many Asian countries, including Korea, Indonesia, Thailand, Taiwan and the Philippines. The equity markets of most Latin American countries experienced a volatile period, with Argentina and Brazil faring more substantial downturns, due predominantly to their fiscal and currency woes.

Centurion U.S. Equity Fund

Investment Objective and Portfolio Update

The Centurion U.S. Equity Fund ("Portfolio") seeks to provide long-term growth consistent with reasonable efforts to preserve capital. The Portfolio invests primarily in common stocks and other equity securities of U.S. issuers with total market capitalizations greater than $1 billion at the time of purchase.

The Portfolio continues to be managed by two sub-advisers, Trainer, Wortham & Company Inc. ("Trainer, Wortham") and Credit Suisse Asset Management ("CSAM"). Trainer, Wortham employs a "bottom-up" stock fundamental analysis process that target companies with the following qualities:

 . Large capitalization, high quality, industry leaders;
 . Financially sound with solid, proven management; and . Consistent earnings growth rates above those of the market.

For the year ended September 30, 2001, the Portfolio generated a return of negative 24.02%. In comparison, the Standard & Poor's 500 Index returned negative 20.39% for the same period.

Centurion International Equity Fund

The Centurion International Equity Fund ("Portfolio") seeks to provide long-term growth consistent with reasonable efforts to preserve capital. The Portfolio continues to be managed by two sub-advisors, Friends, Ivory and Sime ("FISI") and CSAM. FISI seeks to provide investment returns that over the long-term correspond to the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index").2 FISI invests primarily in common stocks and other securities of non-U.S. issues with total market capitalizations greater than $1 billion at the time of purchase, while CSAM uses certain hedging techniques designed to protect against or otherwise cushion price declines in the value of the Portfolio's holdings.

For the year ended September 30, 2001, the Portfolio generated a return of negative 11.89%. In comparison, the MSCI EAFE Index returned negative 26.34% for the same period.

In closing, thank you for investing with Centurion Funds, Inc.

Sincerely,


/s/Gerald P. Dipoto, Jr.



Gerard P. Dipoto, Jr.
Chairman

October 17, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios' or the percentage of the Portfolios' assets held in various sectors will remain the same. Please refer to pages 7 through 11 for a list and percentage breakdown of each Portfolio's holdings. Also, please note any discussion of each of the Portfolios' holdings is as of September 30, 2001 and is subject to change.

__________________________

2 MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. An investor cannot invest directly in an index.

                           Centurion U.S. Equity Fund

Historical Performance

                                        Net Asset Value
                               --------------------------------
                                 Beginning           End            Income        Capital Gain        Total
Year Ended                        of Year          of Year         Dividends     Distributions        Returns/(1)/
-------------------------------------------------------------------------------------------------------------------
9/30/2001                          $10.74            $8.16           $0.00           $0.00              (24.02)%
-------------------------------------------------------------------------------------------------------------------
9/30/2000                           10.40            10.74            0.00            0.00                3.27
-------------------------------------------------------------------------------------------------------------------
12/7/98* - 9/30/99                  10.00            10.40            0.00            0.00                4.00**
===================================================================================================================
Total                                                                $0.00           $0.00
===================================================================================================================



                      Centurion International Equity Fund

Historical Performance

                                       Net Asset Value
                               --------------------------------
                                 Beginning           End            Income        Capital Gain      Total
Year Ended                        of Year          of Year         Dividends     Distributions      Returns/(1)/
-------------------------------------------------------------------------------------------------------------------
9/30/2001                          $11.53            $9.08          $0.00           $1.15            (11.89)%
-------------------------------------------------------------------------------------------------------------------
9/30/2000                           10.73            11.53           0.10            0.46             12.37
-------------------------------------------------------------------------------------------------------------------
12/7/98* - 9/30/99                  10.00            10.73           0.00            0.00              7.30**
===================================================================================================================
Total                                                               $0.10           $1.61
===================================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

Average Annual Total Returns/(1)/

                                              Centurion         Centurion
                                             U.S. Equity      International
                                                Fund           Equity Fund
--------------------------------------------------------------------------------
Year Ended 9/30/01                             (24.02)%          (11.89)%
--------------------------------------------------------------------------------
12/7/98* through 9/30/01                        (6.97)             2.17
================================================================================

Cumulative Total Returns/(1)/

                                               Centurion         Centurion
                                              U.S. Equity      International
                                                  Fund          Equity Fund
--------------------------------------------------------------------------------
12/7/98* through 9/30/01                       (18.40)%            6.23%
================================================================================

(1)  Assumes reinvestment of all dividends and capital gain distributions.
  *  Commencement of operations.
 ** Total return is not annualized, as it may not be representative of the total return for the year.

Historical Performance (unaudited)

Growth of $10,000 Invested in Shares of
Centurion U.S. Equity Fund vs. Standard & Poor's 500 Index*

                        December 1998 -- September 2001

                                    [GRAPH]

                        Russell
    -----------------------------------
                       2500

      Date   Centurion U.S. Equity Stock Index 8,160 Return Standard & Poor's 500 Index -- $7,118 Russell 3000 Index** - Return 296
 -----------------------------------------------------------------------------------------------------------------------------------
     12/7/98     10,000                                   10,000
   9/30/1999     10,400                                   10,537
   9/30/2000     10,740                                   11,935
   9/30/2001      8,160                                    7,118

* Hypothetical illustration of $10,000 invested in shares of Centurion U.S. Equity Fund on December 7, 1998 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through September 30, 2001. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include reinvestment of dividends. This portfolio of securities represents approximately 98% of the investable U.S. equity market. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and the redemption value may be more or less than the original cost. No adjustment has been made for shareholders tax liability on dividends or capital gains.

Historical Performance (unaudited)

Growth of $10,000 Invested in Shares of
Centurion International Equity Fund vs. MSCI EAFE Index*

                        December 1998 -- September 2001

                                    [GRAPH]

                                                               Russell
                                                     ----------------------------------
                                                                 2500

           Date       Centurion International Equity Fund -- $10,623 Return 3  MSCI EAFE Index -- $8,000  Return
     ---------------------------------------------------------------------------------------------------------------
          12/7/98          10,000                                          10,000
        9/30/1999          10,730                                          10,853
        9/30/2000          12,057                                          11,198
        9/30/2001          10,623                                           8,000

* Hypothetical illustration of $10,000 invested in shares of the Centurion International Equity Fund on December 7, 1998 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through September 30, 2001. The Morgan Stanley Capital International ("MSCI") EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australasia and the Far East. The MSCI EAFE Index is weighted based on each company's market capitalization. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and the redemption value may be more or less than the original cost. No adjustment has been made for shareholders tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Schedules of Investments (continued)                          September 30, 2001
--------------------------------------------------------------------------------
                           CENTURION U.S. EQUITY FUND

    SHARES                                        SECURITY                VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 100%
--------------------------------------------------------------------------------
Banks - 8.9%
        13,925     Bank of America Corp.                            $    813,220
        16,775     Wells Fargo & Co.                                     745,649
--------------------------------------------------------------------------------
                                                                       1,558,869
--------------------------------------------------------------------------------
Beverages - 2.4%
         8,700     PepsiCo, Inc.                                         421,950
--------------------------------------------------------------------------------
Biotechnology - 5.8%
        17,290     Amgen Inc.*                                         1,015,960
--------------------------------------------------------------------------------
Computers - 8.2%
        42,688     EMC Corp.*                                            501,584
        61,838     Sun Microsystems, Inc.*                               511,400
        23,100     VERITAS Software Corp.*                               425,964
--------------------------------------------------------------------------------
                                                                       1,438,948
--------------------------------------------------------------------------------
Diversified Financial Services - 4.5%
        17,004     Morgan Stanley Dean Witter & Co.                      788,135
--------------------------------------------------------------------------------
Electronics - 3.4%
        24,675     Applera Corp. - Applied Biosystems Group              602,070
--------------------------------------------------------------------------------
Food - 3.6%
        15,800     Safeway Inc.*                                         627,576
--------------------------------------------------------------------------------
Insurance - 3.9%
         8,787     American International Group, Inc.                    685,386
--------------------------------------------------------------------------------
Media - 3.8%
        19,900     AOL Time Warner Inc.*                                 658,690
--------------------------------------------------------------------------------
Medical Equipment - 4.0%
        16,000     Medtronic, Inc.                                       696,000
--------------------------------------------------------------------------------
Miscellaneous Manufacturer - 4.0%
        18,849     General Electric Co.                                  701,183
--------------------------------------------------------------------------------
Oil and Gas Producers - 7.4%
        14,400     Anadarko Petroleum Corp.                              692,352
         9,300     Texaco Inc.                                           604,500
--------------------------------------------------------------------------------
                                                                       1,296,852
--------------------------------------------------------------------------------
Pharmaceuticals - 8.5%
         8,800     Merck & Co., Inc.                                     586,080
        22,612     Pfizer Inc.                                           906,741
--------------------------------------------------------------------------------
                                                                       1,492,821
--------------------------------------------------------------------------------
Retail - 8.3%
        13,875     Best Buy Co., Inc.*                                   630,619
        17,300     Kohl's Corp.*                                         830,400
--------------------------------------------------------------------------------
                                                                       1,461,019
--------------------------------------------------------------------------------
Semiconductor - 7.5%
        22,575     Altera Corp.*                                         372,262
        17,400     Applied Materials, Inc.*                              494,856
        21,325     Broadcom Corp.*                                       432,898
--------------------------------------------------------------------------------
                                                                       1,300,016
--------------------------------------------------------------------------------

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
Schedules of Investments (continued)                          September 30, 2001
--------------------------------------------------------------------------------

                           CENTURION U.S. EQUITY FUND

   SHARES                                        SECURITY                VALUE
--------------------------------------------------------------------------------
Software - 8.8%
        13,520     Microsoft Corp.*                                 $   691,818
        37,500     Oracle Corp.*                                        471,750
        29,025     Siebel Systems, Inc.*                                377,615
--------------------------------------------------------------------------------
                                                                      1,541,183
--------------------------------------------------------------------------------
Telecommunication Equipment - 7.0%
        48,571     Cisco Systems, Inc.*                                 591,596
        13,200     QUALCOMM Inc.*                                       627,528
--------------------------------------------------------------------------------
                                                                      1,219,124
--------------------------------------------------------------------------------
                   TOTAL INVESTMENTS - 100%
                   (Cost - $26,126,249**)                           $17,505,782
--------------------------------------------------------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (continued)                          September 30, 2001
--------------------------------------------------------------------------------

                       CENTURION INTERNATIONAL EQUITY FUND

   SHARES                          SECURITY                              VALUE
--------------------------------------------------------------------------------
COMMON STOCK (a) - 69.7%
--------------------------------------------------------------------------------
Australia - 1.9%
              8,120  Australia and New Zealand Banking Group Ltd.      $ 319,522
--------------------------------------------------------------------------------
France - 9.4%
              8,505  Aventis S.A.                                        645,200
              3,200  Sanofi-Synthelabo S.A.                              208,368
              3,050  STMicroelectronics N.V.                              65,497
              3,200  TotalFinaElf S.A.                                   429,850
              4,814  Vivendi Universal S.A.                              222,932
--------------------------------------------------------------------------------
                                                                       1,571,847
--------------------------------------------------------------------------------
Germany - 6.5%
              1,479  Allianz A.G.                                        335,384
              4,800  Deutsche Bank A.G.                                  261,626
                480  Muenchener Rueckversicherungs-Gesellschaft A.G.     124,584
              2,410  Sap A.G.                                            255,254
              2,660  Siemens A.G.                                        100,290
--------------------------------------------------------------------------------
                                                                       1,077,138
--------------------------------------------------------------------------------
Hong Kong - 1.9%
              1,243  Hutchison Whampoa Ltd.                               45,524
             34,500  iShares MSCI Hong Kong                              273,585
--------------------------------------------------------------------------------
                                                                         319,109
--------------------------------------------------------------------------------
Italy - 1.4%
             62,500  UniCredito Italiano S.P.A.                          237,351
--------------------------------------------------------------------------------
Japan - 12.8%
             10,000  Kao Corp.                                           246,370
              1,600  Keyence Corp.                                       214,891
              4,000  Matsushita Electric Industrial Co.                   49,022
                 29  Mitsubishi Toyko Financial Group, Inc.              226,391
                 41  Nippon Telegraph & Telephone Corp.                  191,354
              3,100  ORIX Corp.                                          258,919
              1,700  Rohm Company Ltd.                                   165,533
              4,000  Sony Corp.                                          147,402
              5,000  Takeda Chemical Industries, Ltd.                    230,840
             45,000  TOSHIBA Corp.                                       172,249
              9,000  Toyota Motor Corp.                                  231,176
--------------------------------------------------------------------------------
                                                                       2,134,147
--------------------------------------------------------------------------------
Netherlands - 4.9%
             12,436  ING Groep N.V.                                      333,308
              6,990  Koninklijke Numico N.V.                             216,628
              9,129  VNU N.V.                                            257,312
--------------------------------------------------------------------------------
                                                                         807,248
--------------------------------------------------------------------------------
South Korea - 0.5%
              4,152  Korea Telecom Corp.                                  75,940
--------------------------------------------------------------------------------
Spain - 3.8%
             35,200  Banco Santander Central Hispano S.A.                269,917
             33,094  Telefonica, S.A.*                                   365,884
--------------------------------------------------------------------------------
                                                                         635,801
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (continued)                          September 30, 2001
--------------------------------------------------------------------------------

                       CENTURION INTERNATIONAL EQUITY FUND

   SHARES                           SECURITY                              VALUE
--------------------------------------------------------------------------------
Sweden - 1.4%
             46,960    Nordea AB                                     $   228,904
--------------------------------------------------------------------------------
Switzerland - 3.9%
              1,730    Nestle S.A., Registered Shares                    369,224
              5,850    UBS A.G., Registered Shares                       273,591
--------------------------------------------------------------------------------
                                                                         642,815
--------------------------------------------------------------------------------
United Kingdom - 21.3%
             10,500    British Sky Broadcasting Group PLC*                91,511
             46,800    Capita Group PLC                                  251,914
            104,100    Centrica PLC                                      324,734
             30,900    Diageo PLC                                        325,389
             22,325    GlaxoSmithKline PLC*                              629,316
             13,850    Logica PLC                                        137,297
             20,580    Royal Bank of Scotland Group PLC                  452,790
             51,811    Shell Transport & Trading Co., PLC                385,683
             72,800    Spirent PLC                                       102,179
             63,000    Tesco PLC                                         236,802
            278,447    Vodafone Group PLC                                612,827
--------------------------------------------------------------------------------
                                                                       3,550,442
--------------------------------------------------------------------------------
                               TOTAL COMMON STOCK
                               (Cost - $15,447,593)                   11,600,264
--------------------------------------------------------------------------------
PURCHASED OPTIONS (a) - 20.0%
                       Amsterdam Exchanges Stock Index:
              1,000       Put @ 440, Expire 10/01                         10,473
              1,700       Put @ 580, Expire 12/01                        168,597
                350    CAC 40 Stock Index, Put @ 5600, Expire 12/01      471,072
                310    DAX Stock Index, Put @ 6400, Expire 12/01         585,326
                400    FTSE 100 Stock Index, Put @ 5975, Expire 12/01    609,809
             36,410    Nikkei 225 Stock Index, Put @ 13500,
                          Expire 12/01                                 1,251,009
                       Swiss Market Stock Index:
                170       Put @ 5800, Expire 12/01                        27,827
                210       Put @ 7500, Expire 12/01                       198,997
--------------------------------------------------------------------------------
                            TOTAL PURCHASED OPTIONS
                            (Cost - $875,773)                          3,323,110
--------------------------------------------------------------------------------
         FACE
        AMOUNT                      SECURITY                              VALUE
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS (a) - 10.3%
--------------------------------------------------------------------------------
Commercial Paper - 10.3%
        $ 1,717,000         Broadway Capital, 3.400% due 10/1/01
                            (Cost - $1,716,676)                        1,716,676
--------------------------------------------------------------------------------
                            TOTAL INVESTMENTS
                            (Cost - $18,040,042**)                   $16,640,050
--------------------------------------------------------------------------------
(a) Securities are segregated for futures contracts commitments, forward foreign currency contracts, and open written option contracts.
 *  Non-income producing security.
**  Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Written Options                                   September 30, 2001
--------------------------------------------------------------------------------
                                                             Strike
Contracts                                    Expiration      Price        Value
--------------------------------------------------------------------------------
 1,000     Amsterdam Exchanges Stock Index     10/01          440    $  (22,767)
   170     Swiss Market Stock Index            12/01        5,800       (46,105)
--------------------------------------------------------------------------------
           Total Covered Call Options Written
           (Premium received - $19,576)                              $  (68,872)
--------------------------------------------------------------------------------

                       See Notes to Financial Statements

---------------------------------------------------------------------------------------------------------------------------
Statements of Assets and Liabilities                                                                     September 30, 2001
---------------------------------------------------------------------------------------------------------------------------

                                                                                                               Centurion
                                                                                         Centurion           International
                                                                                        U.S. Equity             Equity
                                                                                            Fund                 Fund
--------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost - $26,126,249
     and $18,040,042, respectively)                                                    $    17,505,782       $ 16,640,050
   Cash                                                                                     18,739,199            111,244
   Cash and foreign currency segregated for futures,
      at value (Cost - $3,904,199)                                                                   -          3,918,020
   Dividends and interest receivable                                                            18,028             31,782
   Receivable for securities sold                                                                    -            129,419
   Receivable for open forward foreign currency contracts (Note 8)                                   -            164,945
--------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                                             36,263,009         20,995,460
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for Fund shares purchased                                                            43,904             26,244
   Management fees payable                                                                      16,653              9,769
   Administration fees payable                                                                   4,671              3,124
   Consulting fees payable                                                                       1,331                781
   Payable for open forward foreign currency contracts (Note 8)                                      -              8,187
   Payable for securities purchased                                                                  -            129,630
   Payable to broker - variation margin (Note 5)                                                     -            118,385
   Options written, at value (Premiums received - $19,576) (Note 6)                                  -             68,872
   Accrued expenses                                                                             30,564             46,943
--------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                                            97,123            411,935
--------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                       $    36,165,886       $ 20,583,525
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital stock                                                          $         4,432       $      2,268
   Capital paid in excess of par value                                                      42,651,980         20,268,986
   Undistributed net investment income                                                               -             38,776
   Accumulated net realized gain from security
        transactions, futures contracts and options                                          2,129,941          1,670,158
   Net unrealized depreciation of investments,
        futures contracts, options and foreign currencies                                   (8,620,467)        (1,396,663)
--------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                       $    36,165,886       $ 20,583,525
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding                                                                           4,432,106          2,267,797
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, per share                                                             $          8.16       $       9.08
--------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements

Statements of Operations                                                         For the Year Ended September 30, 2001

                                                                                                           Centurion
                                                                                        Centurion        International
                                                                                       U.S. Equity          Equity
                                                                                          Fund               Fund
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                                                           $    216,361        $    256,520
   Dividends                                                                               133,508             212,526
   Less: Foreign withholding tax                                                              (105)            (27,290)
----------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                                                 349,764             441,756
----------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                                                                234,420             158,697
   Administration fees (Note 2)                                                             69,377              47,029
   Audit and legal                                                                          44,500              47,835
   Registration fees                                                                        21,500              25,000
   Consulting fees (Note 2)                                                                 17,344              11,757
   Shareholder and system servicing fees                                                    15,500              14,427
   Directors' fees                                                                          15,000              15,914
   Insurance                                                                                10,000               9,881
   Shareholder communications                                                                9,000               4,000
   Custody                                                                                   6,000              18,850
   Pricing service fees                                                                          -               4,276
   Other                                                                                     9,946               9,945
----------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                                          452,587             367,611
----------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                                              (102,823)             74,145
----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS
AND FOREIGN CURRENCIES (NOTES 3, 5, 6 AND 8):
   Realized Gain (Loss) From:
      Security transactions (excluding short-term securities)                          (11,477,442)           (632,026)
      Futures contracts                                                                  3,054,965           2,438,167
      Options purchased                                                                 11,474,897             310,300
      Foreign currency transactions                                                              -            (561,226)
----------------------------------------------------------------------------------------------------------------------
   Net Realized Gain                                                                     3,052,420           1,555,215
----------------------------------------------------------------------------------------------------------------------
   Change in Net Unrealized Depreciation From:
       Security transactions                                                           (13,084,038)         (5,426,960)
       Foreign currency transactions                                                             -             332,249
----------------------------------------------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                                             (13,084,038)         (5,094,711)
----------------------------------------------------------------------------------------------------------------------
Net Loss on Investments, Futures Contracts,
     Options and Foreign Currencies                                                    (10,031,618)         (3,539,496)
----------------------------------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                                $(10,134,441)       $ (3,465,351)
======================================================================================================================

                       See Notes to Financial Statements.

Statements of Changes in Net Assets                                             For the Year Ended September 30, 2001

                                                                                                         Centurion
                                                                                   Centurion           International
                                                                                 U.S. Equity              Equity
                                                                                    Fund                  Fund
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income (loss)                                               $   (102,823)          $     74,145
     Net realized gain                                                             3,052,420              1,555,215
     Increase in net unrealized depreciation                                     (13,084,038)            (5,094,711)
---------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Operations                                      (10,134,441)            (3,465,351)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net realized gains                                                                    -             (2,749,733)
---------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
           Distributions to Shareholders                                                   -             (2,749,733)
---------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
     Net proceeds from sale of shares                                             22,221,288              2,935,913
     Net asset value of shares issued for reinvestment of dividends                        -              2,749,733
     Cost of shares reacquired                                                   (11,891,710)            (7,688,994)
---------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From
           Fund Share Transactions                                                10,329,578             (2,003,348)
---------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                                    195,137             (8,218,432)
NET ASSETS:
     Beginning of year                                                            35,970,749             28,801,957
---------------------------------------------------------------------------------------------------------------------
     End of year*                                                               $ 36,165,886           $ 20,583,525
=====================================================================================================================
* Includes undistributed net investment income of:                                         -           $     38,776
=====================================================================================================================

                       See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)                           For the Year Ended September 30, 2000

                                                                                                      Centurion
                                                                                 Centurion         International
                                                                                U.S. Equity            Equity
                                                                                   Fund                 Fund
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income (loss)                                             $   (147,991)          $     33,118
     Net realized gain                                                           1,718,411              3,124,974
     (Increase) decrease in net unrealized depreciation                         (1,195,512)               904,339
-------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                                        374,908              4,062,431
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                               -               (275,003)
     Net realized gains                                                                  -             (1,228,544)
-------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
           Distributions to Shareholders                                                 -             (1,503,547)
-------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
     Net proceeds from sale of shares                                           18,376,350             10,162,683
     Net asset value of shares issued for reinvestment of dividends                      -              1,503,547
     Cost of shares reacquired                                                 (15,108,984)           (16,841,194)
-------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From
           Fund Share Transactions                                               3,267,366             (5,174,964)
-------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                                3,642,274             (2,616,080)
NET ASSETS:
     Beginning of year                                                          32,328,475             31,418,037
-------------------------------------------------------------------------------------------------------------------
     End of year                                                              $ 35,970,749           $ 28,801,957
===================================================================================================================

                       See Notes to Financial Statements.

Notes to Financial Statements

   1.  Significant Accounting Policies
   Centurion Funds, Inc. ("Fund"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of two separate investment portfolios ("Portfolios"): Centurion U.S. Equity Fund ("U.S. Equity Fund") and Centurion International Equity Fund ("International Equity Fund").

   The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between bid and asked prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records are maintained in U.S. Dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(j) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; At September 30, 2001, reclassifications were made to the U.S. Equity and International Equity Funds' capital amounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $102,823 was reclassified to paid-in capital for the U.S. Equity Fund. Moreover, a portion of net realized gains amounting to $121 was reclassified to paid-in capital for the International Equity Fund. Net Investment income, net realized gains and net assets were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

   In addition, the International Equity Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

   2.  Management Agreement
   Centurion Trust Company ("Centurion") acts as investment manager of the Portfolios. U.S. Equity Fund and International Equity Fund pay Centurion a management fee calculated at an annual rate based on the average daily net assets as follows:

              U.S. Equity Fund                    International Equity Fund
   -------------------------------------      ----------------------------------
                                  Annual                                  Annual
   Average Daily Net Assets        Rate       Average Daily Net Assets     Rate
   -------------------------------------      ----------------------------------
   First $25 Million             0.750%       First $50 Million           0.750%
   Over $25 Million              0.700        Next $50 Million            0.725
                                              Over $100 Million           0.700

   Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as the Portfolios' administrator for which each Portfolio pays a fee calculated at an annual rate of 0.20% of the respective Portfolio's average daily net assets or a minimum of $50,000 for each Portfolio depending upon which amount is greater. This fee is calculated daily and paid monthly.

   Salomon Smith Barney Inc., another subsidiary of SSBH, through its Consulting Group, also receives a fee for consulting services at an annual rate of 0.05% of the respective Portfolio's daily net assets. This fee is calculated daily and paid monthly.

   Centurion has entered into sub-advisory agreements with Credit Suisse Asset Management, Trainer, Wortham & Co., Inc. and Friends Ivory & Sime, Inc. Pursuant to the sub-advisory agreement, each sub-adviser is responsible for the day-to-day portfolio operations and investment decisions of the Portfolio. The sub-advisers for each Portfolio are as follows:

                                                                                             Sub-Adviser
   Portfolio                                           Sub-Advisers                              Fee
--------------------------------------------------------------------------------------------------------
U.S. Equity Fund                         Trainer, Wortham & Company, Inc.:
                                             on the first $25 million                           0.300%
                                             on the amount over $25 million                     0.250
                                         Credit Suisse Asset Management                         0.100
International Equity Fund                Friends Ivory & Sime, Inc.:
                                             on the first $50 million                           0.300
                                             on the next $50 million                            0.275
                                             on the amount over $100 million                    0.250
                                         Credit Suisse Asset Management                         0.100
--------------------------------------------------------------------------------------------------------

   3.  Investments
   During the year ended September 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                          U.S. Equity          International
                                              Fund              Equity Fund
-----------------------------------------------------------------------------
Purchases                                  $43,431,148          $ 9,411,735
-----------------------------------------------------------------------------
Sales                                       35,001,211           13,457,970
-----------------------------------------------------------------------------

   At September 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                          U.S. Equity          International
                                              Fund              Equity Fund
----------------------------------------------------------------------------
Gross unrealized appreciation              $   112,940          $ 2,842,988
Gross unrealized depreciation               (8,733,407)          (4,242,980)
----------------------------------------------------------------------------
Net unrealized depreciation                $(8,620,467)         $(1,399,992)
----------------------------------------------------------------------------

   4. Repurchase Agreements

   The Portfolios purchase (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

   5. Futures Contracts

   Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities or cash equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

   The Portfolios enter into such contracts to hedge a portion of its portfolio. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

   At September 30, 2001, the International Equity Fund had the following open futures contracts:

                                             # of                               Basis            Market          Unrealized
International Equity Fund                  Contracts      Expiration            Value             Value            Loss
---------------------------------------------------------------------------------------------------------------------------
Sold Contracts:
   CAC 40 10 Euro Future                      29            10/01           $  1,052,051      $ 1,079,385         $ (27,334)
   DAX Index Future                           11            12/01              1,058,116        1,079,779           (21,663)
   Financial Times Stock Exchange
      100 Index Future                        33            12/01              2,373,356        2,384,026           (10,670)
   Simex Nikkei 225 Index                     54            12/01              2,131,789        2,190,507           (58,718)
---------------------------------------------------------------------------------------------------------------------------
                                                                            $  6,615,312      $ 6,733,697         $(118,385)
---------------------------------------------------------------------------------------------------------------------------

   6. Option Contracts

   Premiums paid when put or call options are purchased by the Portfolios represent investments which are marked-to-market daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolios exercise a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sales will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

   At September 30, 2001, International Equity Fund held purchased put options with a total cost of $875,773.

   When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

   The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

   The covered call option transactions for the International Equity Fund which occurred during the year ended September 30, 2001 were as follows:

                                                                          Number of
                                                                           Contracts   Premiums
-----------------------------------------------------------------------------------------------
Options written, outstanding at September 30, 2000                             811    $  28,863
Options written                                                             18,182      250,151
Options cancelled in closing purchase transactions                         (17,823)    (259,438)
-----------------------------------------------------------------------------------------------
Options written, outstanding at September 30, 2001                           1,170    $  19,576
===============================================================================================

   7. Foreign Securities

   Investing in securities of foreign companies and foreign governments involve special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

   8. Forward Foreign Currency Contracts

   At September 30, 2001, International Equity Fund had open forward foreign currency contracts as described below. The Portfolios bear the market risk that arise from changes in foreign currency exchange rates. The unrealized gain
(loss) on the contracts reflected in the accompanying financial statements were as follows:

                                                                Local                Market              Settlement    Unrealized
Foreign Currency                                              Currency               Value                  Date        Gain (Loss)
-----------------------------------------------------------------------------------------------------------------------------------
To Sell:
   British Pound                                              2,130,000             $3,115,857            12/21/2001    $   (8,187)
   Euro                                                       3,345,000              3,038,230            12/21/2001        52,551
   Japanese Yen                                             431,145,000              3,643,043            12/21/2001        99,536
   Swiss Franc                                                1,308,000                809,782            12/21/2001        12,858
------------------------------------------------------------------------------------------------------------------------------------
Total Net Unrealized Gain on Forward
   Foreign Currency Contracts                                                                                           $  156,758
====================================================================================================================================

   9. Shares of Capital Stock

   At September 30, 2001 the Fund had 350,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

   Transactions in shares of each Portfolio were as follows:

                                                                                 Year Ended                          Year Ended
                                                                            September 30, 2001                   September 30, 2000
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund
Shares sold                                                                          2,516,189                          1,612,230
Shares reacquired                                                                   (1,434,183)                        (1,370,949)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                                                         1,082,006                            241,281
===================================================================================================================================
International Equity Fund
Shares sold                                                                            300,454                            825,482
Shares issued on reinvestment                                                          282,894                            124,157
Shares reacquired                                                                     (813,514)                        (1,379,143)
-----------------------------------------------------------------------------------------------------------------------------------
Net Decrease                                                                          (230,166)                          (429,504)
===================================================================================================================================

   10. Subsequent Event

   On October 22, 2001, the Board approved the liquidation of U.S. Equity Fund and International Equity Fund. The liquidation dates for U.S. Equity Fund and International Equity Fund are October 18, 2001 and October 23, 2001, respectively.

Financial Highlights

For a share of capital stock outstanding throughout each period ended September 30, unless otherwise noted:

CENTURION U.S. EQUITY FUND                               2001/(1)/               2000             1999/(1)(2)/
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                      $ 10.74                 $ 10.40            $ 10.00
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                                    (0.02)                  (0.04)             (0.01)
   Net realized and unrealized gain (loss)                (2.56)                   0.38               0.41
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                       (2.58)                   0.34               0.40
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                            $  8.16                 $ 10.74            $ 10.40
------------------------------------------------------------------------------------------------------------
Total Return                                             (24.02)%                  3.27%              4.00%*
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                          $36,166                 $75,090            $32,328
Ratios to Average Net Assets:
   Expenses                                                1.30%                   1.38%              1.45%**
   Net investment loss                                    (0.29)                  (0.44)             (0.14)**
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                     132%                    141%                89%
============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from December 7, 1998 (commencement of operations) to September 30, 1999.
 * Total return is not annualized, as it may not be representative of the total return for the year.
**  Annualized.

For a share of capital stock outstanding throughout each period ended September 30, unless otherwise noted:

CENTURION INTERNATIONAL EQUITY FUND                             2001/(1)/               2000             1999/(1)(2)/
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                              $ 11.53               $10.73             $10.00
--------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                                           0.03                 0.00#              0.04
   Net realized and unrealized gain (loss)                        (1.33)                1.36               0.69
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                               (1.30)                1.36               0.73
--------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                              -                (0.10)                 -
   Net realized gains                                             (1.15)               (0.46)                 -
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (1.15)               (0.56)                 -
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                    $  9.08               $11.53             $10.73
--------------------------------------------------------------------------------------------------------------------
Total Return                                                     (11.89)%              12.37%              7.30%*
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                  $20,584               $28,802            $31,418
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                        1.56%                1.45%              1.46%**
   Net investment income                                           0.31                 0.10               0.51**
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                              54%                  17%               102%
====================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from December 7, 1998 (commencement of operations) to September 30, 1999.
 #  Amount represents less than $0.01 per share.
 * Total return is not annualized, as it may not be representative of the total return for the year.
**  Annualized.

Independent Auditors' Report


The Shareholders and Board of Directors of
Centurion Funds, Inc.:


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Centurion U.S. Equity and Centurion International Equity Fund of Centurion Funds, Inc. ("Funds") as of September 30, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from December 7, 1998 (commencement of operations) to September 30, 1999. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. As to securities purchased and sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of the Funds as of September 30, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for the each of the years in the two-year period then ended and for the period from December 7, 1998 to September 30, 1999, in conformity with accounting principles generally accepted in the United States of America.

                                                           KPMG LLP


New York, New York
October 26, 2001

Tax Information (unaudited)

For Federal tax purposes the Centurion International Equity Fund hereby designates for the fiscal year ended September 30, 2001:

     * Total long-term capital gain distributions paid:           $ 2,698,777


The total foreign sourced income received by the International Equity Fund was $0.1405 per share (or a total amount of $318,698). The total amount of foreign taxes paid was $0.0120 per share (or a total amount of $27,290).